--------------------------------------------------------------------------------
                                    MORGAN STANLEY
                                     ASIA-PACIFIC
                                      FUND, INC.
--------------------------------------------------------------------------------





                                 THIRD QUARTER REPORT
                                  SEPTEMBER 30, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER




                      MORGAN STANLEY ASIA-PACIFIC FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
------

For the nine months ended September 30, 1998, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share,
of -15.18% compared to its benchmark (as defined below) of -20.31%.   For the
one year period ended September 30, 1998 and the period since the Fund's commencement of operations on August 2, 1994 through September 30, 1998, the Fund's total return, based on net asset value per share, was -35.04% and -37.65%, respectively, compared with -37.88% and -49.39 respectively, for the benchmark. (The benchmark for investment performance is the weighted average of the percentage change month-on-month of each of two Morgan Stanley Capital International (MSCI) indices, Japan and All-Country Asia-Pacific Free ex-Japan, where the weights are based on the respective market capitalizations of these indices at the beginning of each month). On September 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $5 13/16 representing a 21.8% discount to the net asset value per share.

During the beginning of the third quarter 1998, the Japanese equity market rebounded based on optimism that the joint currency intervention between the U.S. and Japan signaled that Japan would take imminent action addressing their ballooning non-performing loans held by financial institutions. These optimists believed that the U.S. only agreed to the coordinated intervention to stem a steadily weakening yen based on confidence that Japan's announcement of the "Total Plan" and "Bridge Bank" would be rapidly implemented. Unfortunately, this was not the case and in fact the general elections held in early July challenged the existing government leadership. A huge turnout of 58.5% of Japanese voters called for new leadership and Prime Minister Obuchi was elected.

In August, stemming from the collapse of the Russian economy and subsequent sell-off in world equity markets, Japanese equities declined sharply. The free market economy since the end of the Cold War which determined pricing of financial assets around the world was abruptly put to question. From Asia and Japan, a fierce deflationary spiral was exported globally and when compounded with the political instability of leadership in both Japan, Russia and the U.S., financial assets had the highest volatility in recent history. Moreover, Japan's domestic political turmoil did not allow Japan to show the necessary leadership role in Asia at a critical time while the U.S. could do little to help neighbors in Latin America as commodity prices and currencies collapsed. This nightmarish vicious circle was punctuated by the near collapse of Long Term Capital Management as the world's liquidity and credit squeeze accelerated.

Japan showed no signs of positive economic activity during the third quarter and domestic demand came to a halt and was sucked into a deflationary vortex. Official Government gross domestic product forecasts in a matter of weeks turned from +1.9% growth to -1.8%, a slump of 3.7%, while the diffusion Index of leading corporate manufacturers (September Bank of Japan survey) stood at a 5 year low of minus 51. These statistics rang alarm bells at the Bank of Japan and the non-collateralized call rate was lowered to a historical low of 25 basis points. Corporate earnings estimates were also negatively affected and downward revisions were announced even by the best managed Japanese companies. The international blue chips which supported the market and benefited from a weak yen also began lowering earnings estimates because of the anticipated weakness for demand of consumer goods in Europe and the U.S. Moreover, during the six month fiscal reporting period ended September 30, 1998 the dramatic decline in domestic equity prices led to huge "hidden losses" in the cross-holdings of listed Japanese companies. Importantly, to many observers, the tug of war between the acting Government and leading opposition parties regarding the use of public funds for troubled Long Term Credit Bank became a metaphor for the inability of the Government to implement critically necessary reform in Japan. In such an environment the long term Japanese Government Bond yielded 70 basis points in a flight to quality while the equity market fell to 12-year lows.

OUTLOOK

Previously, we believed that the key to the outlook for Japan was the effective and immediate resolution for Japan's non-performing loans. Today, these problems are pronounced by the global deflationary cycle, credit crunch and lack of strong unified political leadership to tackle such problems. Moreover, emerging economies such as Pakistan and India are exhibiting their anxiety over weak local economics by acts of nuclear testing, terrorists bombing of the U.S. Embassy in Africa, and North Korea has fired missiles over the Japanese Islands for the first time in history.

We are hopeful that the G7 and IMF will begin addressing the mounting global recession. Encouraging signs, such as Japan pledging $30 billion through the Japan Import/Export Bank to South Asia, are beginning to emerge. However, as of yet we see no concrete proposals which may resolve the growing global crisis in both credit liquidity and deflationary spiral. While we believe that Japan will eventually address the non-performing loans and will put forth new stimulus programs to help the ailing economy, it will likely take some time to see a positive impact to the real economy. The Japanese equity market has been in a steady decline for almost 10 years and valuation measures such as price to book and cash flow are compelling on a global and his-torical basis and are beginning to discount the severe economy. We therefore believe the market will hover near the current 12-year lows and support will emerge from domestic public pension funds and global investors which will look to Japan for relative performance and Japan's negative correlation with non-Japanese equity markets.

We are forecasting a "soft landing" for the U.S. economy. If our assumptions are incorrect our portfolio strategy will need to remain flexible and shift to more domestic oriented defensive sectors and lower our weight in international blue chips.

The third quarter of 1998 was another difficult quarter for the Asian stock markets as the MSCI All-Country Asia-Pacific Free ex-Japan Index fell 14.3%. This performance did not materially differ from the quarterly returns for the MSCI EAFE Index. Late in the quarter, when the U.S. and European markets went through a particularly rough stretch, the Asian markets actually outperformed, a phenomenon not seen for some time. A number of conditions, both technical and fundamental, have coincided to create an environment in which Asia can perform well in the near term. The paragraphs below outline these conditions, requirements for sustained performance, the key risk factors and our portfolio strategy.

Macroeconomic trends have improved in a number of the crisis countries (for example, Thailand and South Korea) as current account balances have shifted into surplus and foreign reserves have been rebuilt. Painful IMF programs stabilized and then strengthened currencies in Thailand and South Korea, at the expense of deep economic contractions. Currency stability subsequently allowed these countries to relax monetary policy. For example, Korean won corporate bond rates have fallen from 30%+ levels in December to just over 10% currently. Lower interest rates and fiscal expansion will ultimately lead to improvements in economic performance. Foreign direct investment, primarily in the form of investments in existing companies, has improved domestic liquidity, highlighted value in certain sectors and will help facilitate corporate restructuring.

One disappointing area has been the weak export performance among the Asian countries following the devaluations. Conventional economics would have suggested that exports would boom, as they did in Mexico following the 1995 devaluation. However, exports as measured in U.S. dollars have declined year-on-year in most countries due to a decline in intra-Asian trade (including trade with Japan) and declines in export prices (despite export volumes rising in most cases). Volume exports to the U.S. and Europe have actually performed reasonably well in 1998. Prices have been weak due to the number of crisis countries involved; a single devaluing country might have increased exports but region-wide competitive devaluations mitigated currency advantages. An improvement in exports would definitely speed recovery in Asia, but this is not our base case scenario. Our current strategy anticipates limited but positive export growth from Asia which when coupled with a slow improvement in domestic consumption and government spending should result in the first glimmer of gross domestic product growth in selected countries.

In the countries most severely impacted by the Asian financial crisis, bank recapitalization and corporate debt restructuring are necessary to sustain strong market performance. In Korea, Thailand, Malaysia and Indonesia, banks are the key financial intermediaries yet they are saddled with massive non-performing loan portfolios. As Japan has demonstrated, insolvent banks are unable to intermediate loans regardless of how low interest rates may be. Bank recapitalization programs will include government financed capital injections, schemes to transfer bad loans into separate vehicles and incentives to encourage foreign and domestic capital injections. The Koreans are probably furthest along in their bank recapitalization; the Thai government has designed a sensible plan but implementation will take time. Banks also need strengthened bankruptcy and foreclosure laws to force large corporate borrowers to restructure their debt. Passage of a foreclosure law, probably in January, will be a key milestone for the Thai market. Foreign banks will also have to forgive some debt as part of this debt restructuring process. In general, we expect Thailand and South Korea, which have been most diligent in complying with the IMF reforms, to achieve the needed restructuring more quickly than Indonesia whose truculence with the IMF has delayed progress.

We continue to believe that asset price corrections are not over in Hong Kong and that the key service sectors of finance and port services continue to face difficult conditions. Costs of doing business in Hong Kong, such as container handling charges at the port, are very high by regional standards yet volumes are weak. Deflationary forces remain strong due to the strength of the Hong Kong dollar relative to regional currencies. We do not expect currency devaluation but we do expect an extended recession, outright price deflation and persistent high interest rates. Recent yen strength has reduced pressure on the currency and should lead to lower rates. Given this development we have increased our property and finance exposure, but we remain underweight those sectors and the market.

We have maintained an overweight position in Taiwan with an emphasis on technology stocks for most of the year. These positions were based on bottom-up work at the individual company level; we met impressive, professional management teams with tangible business plans who manufacture strong, niche products with good growth prospects. While these positions have outperformed year-to-date, the technology sector has re-cently suffered relatively from downward revisions of expectations of global demand. We are vigilantly monitoring these companies for signs of erosion in their operating performance but currently believe that we hold a technology portfolio which should outperform.

Last quarter we expressed our reservations about growth in China. Short-term growth prospects have improved due to heavy government spending on infrastructure. It is now likely that the government will report gross domestic product growth numbers near its target for the year. Unfortunately, due to this short term obsession with growth, the government has postponed its state-owned enterprise, bank and housing reforms proposed in the first quarter. These reforms would have placed long term growth on a more sustainable, higher quality level but would have reduced growth in the short run. In addition, prices are deflating in China whether measured on a consumer or producer price basis. Interest rate cuts have not kept pace with deflation; real rates have consequently remained high despite several cuts this year. Given capital flight and nominal rates near U.S. dollar rates, it is difficult for the Chinese to cut rates faster than the Fed. It is unlikely that a mix of state sponsored growth and high real rates will be conducive to earnings prospects of most listed Chinese companies. We continue, however, to closely monitor individual Chinese companies, regularly meeting with management and reviewing financial statements to maintain our research base on the best Chinese companies. China's actions during the Asian crisis have furthered its economic leadership of the region, and its companies still benefit from cheap labor and an immense domestic market. When the macro-economic situation stabilizes, we will be in a position to quickly accumulate the Chinese companies likely to lead growth in the world's largest market.

Malaysia has chosen to opt out of the conventional IMF remedies for the financial crisis and has implemented capital controls while pursuing its own solutions. Malaysia has a very large stock of internal debt and had followed a "shadow IMF" program of tight money and tight fiscal policy in the first half of 1998. These policies proved to be very painful and during the summer the government began to ease monetary policy. When this easing led to ringgit weakness, the government imposed capital controls and adopted a policy of aggressive monetary and fiscal expansion. These policies would have accelerated ringgit weakness if the currency were tradable. The capital controls have frozen foreign portfolio investors in Malaysia for at least a one-year holding
period.   In this environment, we have focused on companies with the strongest market positions or franchises, preferably with some dividend support.

Risk factors faced by the markets throughout the region include a potential U.S. economic slowdown, which would hurt exports to the U.S., a continued global credit contraction, which could inhibit debt refinancing or limit the financing of future growth, and a resumption of yen weakness, which could increase volatility in non-Japan Asian currencies. Upside surprises could include a successful recapitalization of Japanese banks or a strong economic recovery in Japan, which would drive non-Japan Asian exports to Japan.

Year-to-date we have run a fairly defensive portfolio, emphasizing consumer and technology companies and utilities while limiting our exposure to banks and property stocks. While banking and property troubles are not yet behind us, enough positive trends are forming that we have begun to increase our bank and property positions selectively. We are focusing more of our research time and company visits on names that will benefit from lower interest rates and corporate or financial restructuring. We believe that 1999 will present us with the opportunity to invest in a number of corporate recapitalizations across the crisis economies and we want to make sure that we have identified the right franchises in advance.

On January 23, 1998, the Fund commenced a share repurchase program of its Common Stock for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through September 30, 1998, the Fund repurchased 3,327,434 shares of its Common Stock at an average price per share of $6.48 and an average discount of 17.53% per share. The Fund will continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishments of the foregoing objectives, subject to review by the Board of Directors. We will update you on the progress of the repurchase program in future shareholder reports.


Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1998

Morgan Stanley Asia-Pacific Fund, Inc.
Investment Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




HISTORICAL
INFORMATION                                                         TOTAL RETURN (%)
                                          ---------------------------------------------------------------------
                                             MARKET VALUE (1)      NET ASSET VALUE (2)           INDEX (3)
                                          --------------------    --------------------   ----------------------
                                                      AVERAGE                  AVERAGE                 AVERAGE
                                          CUMULATIVE   ANNUAL     CUMULATIVE   ANNUAL    CUMULATIVE     ANNUAL
                                          ----------  --------    ----------  --------   ----------    --------
          Fiscal Year to Date               -21.75%         --      -15.18%         --      -20.31%         --
          One Year                          -36.44      -36.44%     -35.04      -35.04%     -37.88      -37.88%
          Since Inception*                  -51.23+     -15.84+     -37.65+     -10.73+     -49.39+     -15.09+

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                       [GRAPH]



                                                                 YEAR ENDED DECEMBER 31,                NINE MONTHS
                                                                                                            ENDED
                                                                                                        SEPTEMBER 30,
                                                  1994*           1995           1996           1997        1998
                                                -------        -------         ------        -------    -------------
Net Asset Value Per Share. . . . . . . .        $ 13.20        $ 14.34         $11.95        $  8.77      $  7.43
Market Value Per Share . . . . . . . . .        $ 12.25        $ 13.33         $ 9.75        $  7.44      $  5.81
Premium/(Discount) . . . . . . . . . . .           -7.2%          -7.0%         -18.4%         -15.2%       -21.8%
Income Dividends . . . . . . . . . . . .        $  0.04        $  0.05         $ 0.61        $  0.02      $  0.01
Capital Gains Distributions. . . . . . .        $  0.01        $  0.02             --             --           --
Fund Total Return (2). . . . . . . . . .          -5.94%          9.24%         -2.87%        -26.36%      -15.18%
Index Total Return (3) . . . . . . . . .          -5.90%          0.87%         -9.17%        -28.09%      -20.31%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is the weighted average of the percentage change month-on-month of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan, where the weights are based on the respective market capitalizations of these indices at the beginning of each month.
  *  The Fund commenced operations on August 2, 1994.
  + This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Asia-Pacific Fund, Inc.
Portfolio Investment Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                   [CHART]

Equity Securities                  (99.1%)
Short-Term Investments              (0.9%)

--------------------------------------------------------------------------------
SECTORS
                                   [CHART]

Telecommunications                  (4.2%)
Other                              (45.8%)
Automobiles                         (5.2%)
Banking                             (3.0%)
Beverages & Tobacco                 (3.5%)
Chemicals                           (5.5%)
Electrical & Electronics           (12.7%)
Electronic Components & Instruments (6.3%)
Financial Services                  (3.0%)
Health & Personal Care              (4.5%)
Machinery & Engineering             (6.3%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS
                                   [CHART]

Hong Kong                           (5.9%)
Australia                           (5.2%)
Singapore                           (4.0%)
Malaysia                            (2.6%)
Pakistan                            (2.4%)
Thailand                            (1.9%)
Indonesia                           (1.4%)
Philippines                         (0.7%)
Other                              (19.1%)
Japan                              (45.6%)
India                              (11.2%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                            PERCENT OF
                                                            NET ASSETS
                                                            ----------
   1.   Bharat Heavy Electricals Ltd. (India)                      2.8%
   2.   Housing Development Finance Corp., Ltd. (India)            2.3
   3.   Nintendo Ltd. (Japan)                                      2.2
   4.   Sony Corp. (Japan)                                         1.8
   5.   Container Corp. of India Ltd. (India)                      1.7
   6.   Hong Kong Telecommunications Ltd. (Hong Kong)              1.6
   7.   Hero Honda Ltd. (India)                                    1.6
   8.   BEC World Public Co., Ltd. (Foreign) (Thailand)            1.5
   9.   National Australia Bank Ltd. (Australia)                   1.5
   10.  Fuji Photo Film Ltd. (Japan)                               1.5
                                                                 -----
                                                                  18.5%
                                                                 -----
                                                                 -----

* Excludes short-term investments.

FINANCIAL STATEMENTS
-------
STATEMENT OF NET ASSETS (UNAUDITED)
-------
SEPTEMBER 30, 1998

                                                                         VALUE
                                                   SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (81.5%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AUSTRALIA (5.2%)
BANKING
   National Australia Bank Ltd.                   636,000         U.S.$  7,692
   Westpac Banking Corp., Ltd.                  1,054,000                5,805
                                                                  ------------
                                                                        13,497
                                                                  ------------
BROADCASTING & PUBLISHING
   News Corp., Ltd.                               527,600                3,405
                                                                  ------------
REAL ESTATE
   Lend Lease Corp., Ltd.                         109,000                2,328
                                                                  ------------
TELECOMMUNICATIONS
   Telstra Corp., Ltd.                          1,798,000                5,041
                                                                  ------------
TRANSPORTATION -- ROAD & RAIL
   Brambles Industries Ltd.                       104,200                2,251
                                                                  ------------
                                                                        26,522
                                                                  ------------
--------------------------------------------------------------------------------
HONG KONG (5.9%)
BROADCASTING & PUBLISHING
   Television Broadcasts Ltd.                     901,000                2,302
                                                                  ------------
ELECTRICAL & ELECTRONICS
   VTech Holdings Ltd.                            258,000                1,029
                                                                  ------------
MULTI-INDUSTRY
   Hutchison Whampoa Ltd.                         528,200                2,781
                                                                  ------------
REAL ESTATE
   Li & Fung Ltd.                               1,060,000                1,710
                                                                  ------------
TELECOMMUNICATIONS
   Hong Kong Telecommunications Ltd.            4,056,500                7,983
   Smartone Telecommunications                    486,000                1,327
                                                                  ------------
                                                                         9,310
                                                                  ------------
UTILITIES -- ELECTRICAL & GAS
   CLP Holdings Ltd.                              935,000                4,561
   Hong Kong & China Gas Co., Ltd.              2,803,300                3,437
   Hong Kong Electric Holdings Ltd.             1,365,000                4,695
                                                                  ------------
                                                                        12,693
                                                                  ------------
                                                                        29,825
                                                                  ------------
--------------------------------------------------------------------------------
INDIA (11.2%)
APPLIANCES & HOUSEHOLD DURABLES
   Supreme Industries Ltd.                            150                    1
                                                                  ------------
AUTOMOBILES
   Autolite Ltd.                                      500                   --@
   Autopal Industries Ltd.                            100                   --@
   Bajaj Auto Ltd.                                    250                    4
   Bajaj Tempo Ltd.                                   707                    2
   Bajaj Tempo Ltd. (Rights)                        1,717                    1
   Escorts Ltd.                                     1,450                    3
   Hero Honda Ltd.                                526,526                7,929
   MRF Ltd.                                        18,000                  680
   Punjab Tractors Ltd.                            80,900                1,558
                                                                  ------------
                                                                        10,177
                                                                  ------------
--------------------------------------------------------------------------------
BANKING
   State Bank of India Ltd.                        11,312                   53
                                                                  ------------
BEVERAGES & TOBACCO
   ITC Ltd.                                        17,153                  279
                                                                  ------------
BUILDING MATERIALS & COMPONENTS
   Associated Cement Co., Ltd.                        876                   23
   Saurashtra Cement & Chemicals Ltd.                  50                   --@
                                                                            23
                                                                  ------------
CHEMICALS
   Birla VXL Ltd.                                      25                   --@
   Gujarat Narmada Valley
     Fertilizers Co. Ltd. GDR                         324                   --@
   Jaysynth Dyechem Ltd.                              400                   --@
                                                                  ------------
                                                                            --@
                                                                  ------------
CONSTRUCTION & HOUSING
   Alacrity Housing Ltd.                          127,600                   11
   Hindustan Construction Ltd.                      2,300                    1
   Hindustan Development Corp., Ltd.                  100                   --@
                                                                  ------------
                                                                            12
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   Infosys Technology Ltd.                         44,200                2,614
                                                                  ------------
ENERGY EQUIPMENT & SERVICES
   Bharat Heavy Electricals Ltd.                2,110,800               13,989
                                                                  ------------
ENERGY SOURCES
   Esab India Ltd.                                     65                   --@
                                                                  ------------
FINANCIAL SERVICES
   Housing Development Finance
     Corp., Ltd.                                  206,452               11,767
   Industrial Finance Corp.,
     (India) Ltd.                                   1,500                    1
   UTI-MasterShares Ltd.                           15,600                    4
                                                                  ------------
                                                                        11,772
                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS
   Smithkline Beecham
     Consumer Health Care Ltd.                    384,600                4,351
                                                                  ------------
INDUSTRIAL COMPONENTS
   Apollo Tyres Ltd.                                2,900                    5
   Apollo Tyres Ltd. (Warrants)                     2,150                   --
                                                                  ------------
                                                                             5
                                                                  ------------
LEISURE & TOURISM
   ITC Hotels Ltd.                                    550                    2
                                                                  ------------
MACHINERY & ENGINEERING
   Crompton Greaves Ltd.                               50                   --@
   DGP Windsor India Ltd.                         203,900                   81
   Veejay Lakshmi Engineering Ltd.                149,100                   79
                                                                  ------------
                                                                           160
                                                                  ------------
METALS -- STEEL
   Tata Iron & Steel Co., Ltd.                        150                   --@
   Tata SSL Ltd. - New                                 50                   --@
                                                                  ------------
                                                                            --@
                                                                  ------------
MULTI-INDUSTRY
   (a)Morgan Stanley Growth Fund               32,888,250                4,651
                                                                  ------------
--------------------------------------------------------------------------------

                                                                         VALUE
                                                    SHARES               (000)
--------------------------------------------------------------------------------
INDIA (CONTINUED)
RECREATION -- OTHER CONSUMER GOODS
   Wimco Ltd.                                         300         U.S.$     --@
                                                                  ------------
TEXTILES & APPAREL
   G.T.N. Textiles Ltd.                            14,300                   10
   J.K. Synthetics Ltd.                             2,984                   --@
   Mahavir Spinning Mills Ltd.                        100                   --@
   Raymond Ltd.                                       136                   --@
   Viniyoga Clothes Ltd.                            5,400                   --
                                                                  ------------
                                                                            10
                                                                  ------------
TRANSPORTATION -- ROAD & RAIL
   Container Corp. of India Ltd.                1,059,600                8,741
                                                                  ------------
TRANSPORTATION -- SHIPPING
   Great Eastern Shipping Ltd.                      2,640                    1
                                                                  ------------
                                                                        56,841
                                                                  ------------
--------------------------------------------------------------------------------
INDONESIA (1.4%)
BEVERAGES & TOBACCO
   Bat Indonesia                                  294,500                  410
   Gudang Garam                                 4,441,500                2,377
                                                                  ------------
                                                                         2,787
                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS
   Unilever Indonesia                           2,413,500                4,083
                                                                  ------------
HEALTH & PERSONAL CARE
   SQUIBB Indonesia                                49,000                   33
                                                                  ------------
                                                                         6,903
                                                                  ------------
--------------------------------------------------------------------------------
JAPAN (45.6%)
APPLIANCES & HOUSEHOLD DURABLES
   Rinnai Corp.                                   160,700                2,519
                                                                  ------------
AUTOMOBILES
   Nissan Motor Co.                             1,620,000                4,509
   Suzuki Motor Co., Ltd.                         570,000                5,737
   Toyota Motor Corp.                             270,000                6,032
                                                                  ------------
                                                                        16,278
                                                                  ------------
BUILDING MATERIALS & COMPONENTS
   Sangetsu Co., Ltd.                             147,000                1,685
   Sanwa Shutter Corp., Ltd.                      582,000                2,208
                                                                  ------------
                                                                         3,893
                                                                  ------------
BUSINESS & PUBLIC SERVICES
   Dai Nippon Printing Co., Ltd.                  270,000                3,465
                                                                  ------------
CHEMICALS
   Daicel Chemical Industries Ltd.              1,440,000                2,299
   Fuji Photo Film Ltd.                           222,000                7,643
   Kaneka Corp.                                   939,000                5,275
   Mitsubishi Chemical Industries               1,360,000                2,610
   Nifco, Inc.                                    330,000                2,632
   Okura Industrial Co., Ltd.                     407,000                  793
   Sekisui Chemical Co.                           623,000                2,364
   Shin-Etsu Polymer Co., Ltd.                     15,000                   57
                                                                  ------------
                                                                        23,673
                                                                  ------------
CONSTRUCTION & HOUSING
   Kyudenko Co., Ltd.                             389,000                2,308
   Sekisui House Ltd.                             387,000                3,144
                                                                  ------------
                                                                         5,452
                                                                  ------------
DATA PROCESSING & REPRODUCTION
   Fujitsu Ltd.                                   760,000                6,569
   Nissha Printing Co., Ltd.                      105,000                  615
   Ricoh Co. Ltd.                                 816,000                7,531
                                                                  ------------
                                                                        14,715
                                                                  ------------
ELECTRICAL & ELECTRONICS
   Canon, Inc.                                    362,000                7,345
   Hitachi Ltd.                                 1,085,000                4,768
   Kyocera Corp.                                  100,000                4,365
   Matsushita Electric Industrial
     Co., Ltd.                                    482,000                6,549
   NEC Corp.                                      895,000                5,802
   Nintendo Ltd.                                  120,000               11,286
   Sony Corp.                                     130,000                9,036
   Tokyo Electron Ltd.                            163,000                3,976
   Toshiba Corp.                                1,975,000                7,103
                                                                  ------------
                                                                        60,230
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   Mitsumi Electric Co., Ltd.                     403,000                7,365
   Murata Manufacturing Co.                       173,000                5,842
   TDK Corp.                                      103,000                7,016
                                                                  ------------
                                                                        20,223
                                                                  ------------
FINANCIAL SERVICES
   Hitachi Credit Corp.                           218,000                3,401
                                                                  ------------
HEALTH & PERSONAL CARE
   Ono Pharmaceutical Co., Ltd.                   100,000                2,403
   Sankyo Co., Ltd.                               333,000                7,366
   Yamanouchi Pharmaceutical Co., Ltd.            315,000                6,783
                                                                  ------------
                                                                        16,552
                                                                  ------------
INDUSTRIAL COMPONENTS
   Furakawa Electric Co.                        1,083,000                3,078
                                                                  ------------
INSURANCE
   Sumitomo Marine & Fire Co.                     492,000                2,360
                                                                  ------------
MACHINERY & ENGINEERING
   Amada Co., Ltd.                                882,000                4,070
   Daifuku Co., Ltd.                              626,000                2,311
   Daikin Kogyo Co.                               623,000                4,340
   Fuji Machine Co.                               253,000                6,634
   Fujitec Co., Ltd.                              510,000                2,607
   Kurita Water Industries Ltd.                   304,000                3,162
   Mitsubishi Heavy Industries Ltd.             1,300,000                4,447
   Tsubakimoto Chain Co.                          872,000                1,999
                                                                  ------------
                                                                        29,570
                                                                  ------------
MERCHANDISING
   Family Mart Co., Ltd.                           87,200                3,334
                                                                  ------------
--------------------------------------------------------------------------------

                                                                         VALUE
                                                   SHARES                (000)
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
MISCELLANEOUS MATERIALS & COMMODITIES
   Autobacs Seven Co.                              50,000        U.S.$   1,329
   Nippon Pillar Packing Co.                      157,000                  350
                                                                 -------------
                                                                         1,679
                                                                 -------------
MULTI-INDUSTRY
   Lintec Corp.                                   215,000                1,765
                                                                 -------------
REAL ESTATE
   Keihanshin Real Estate Co.                     205,000                  661
   Mitsubishi Estate Co. Ltd.                     415,000                2,714
                                                                 -------------
                                                                         3,375
                                                                 -------------
RECREATION -- OTHER CONSUMER GOODS
   Casio Computer Co., Ltd.                       522,000                3,330
   Yamaha Corp.                                   299,000                2,256
                                                                 -------------
                                                                         5,586
                                                                 -------------
TELECOMMUNICATIONS
   Nippon Telephone & Telegraph Corp.                 932                6,793
                                                                 -------------
TEXTILES & APPAREL
   Shimamura Co., Ltd.                             78,900                2,658
                                                                 -------------
WHOLESALE & INTERNATIONAL TRADE
   Inabata & Co.                                  406,000                  898
                                                                 -------------
                                                                       231,497
                                                                 -------------
--------------------------------------------------------------------------------
MALAYSIA (2.6%)
BEVERAGES & TOBACCO
   Carlsberg Brewery (Malaysia) Bhd             1,712,000                3,343
   Guinness Anchor Bhd                          3,592,000                2,360
   R.J. Reynolds Bhd                            1,714,000                1,183
   Rothmans of Pall Mall Bhd                      616,600                2,408
                                                                 -------------
                                                                         9,294
                                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
   Nestle Bhd                                   1,194,000                3,866
                                                                 -------------
                                                                        13,160
                                                                 -------------
--------------------------------------------------------------------------------
NEW ZEALAND (0.3%)
FOREST PRODUCTS & PAPER
   Fletcher Challenge Forests                      79,520                   16
   Fletcher Challenge Paper                     1,988,000                  995
                                                                 -------------
                                                                         1,011
                                                                 -------------

TELECOMMUNICATIONS
   Telecom Corp. of New Zealand Ltd.              246,000                  437
                                                                 -------------
                                                                         1,448
                                                                 -------------
--------------------------------------------------------------------------------
PAKISTAN (2.3%)
BANKING
   Askari Bank                                  2,843,925                  790
                                                                 -------------
CHEMICALS
   Engro Chemicals Ltd.                           916,490                1,103
   Fauji Fertilizer Co., Ltd.                   1,124,000                1,050
   ICI Pakistan Ltd.                            4,500,000                1,076
                                                                 -------------
                                                                         3,229
                                                                 -------------
--------------------------------------------------------------------------------
ENERGY SOURCES
   Shell Pakistan Ltd.                            499,600                1,707
                                                                 -------------
HEALTH & PERSONAL CARE
   Lever Brothers Pakistan Ltd.                   442,880                6,217
                                                                 -------------
                                                                        11,943
                                                                 -------------
--------------------------------------------------------------------------------
PHILIPPINES (0.7%)
BEVERAGES & TOBACCO
   LA Tondena Distillers, Inc.                  2,652,600                  594
   San Miguel Corp. 'B'                           891,200                1,151
                                                                 -------------
                                                                         1,745
                                                                 -------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   Ionics Circuit, Inc.                         1,521,300                  264
   Music Corp.                                  4,330,600                  117
                                                                 -------------
                                                                           381
                                                                 -------------
REAL ESTATE
   Ayala Land, Inc. 'B'                                 1                  --@
   SM Prime Holdings, Inc. 'B'                  9,637,680                1,190
                                                                 -------------
                                                                         1,190
                                                                 -------------
                                                                         3,316
                                                                 -------------
--------------------------------------------------------------------------------
SINGAPORE (4.0%)
BEVERAGES & TOBACCO
   Rothmans Industries Ltd.                       838,000                3,552
                                                                 -------------
BUSINESS & PUBLIC SERVICES
   Informatics Holdings Ltd.                    2,139,000                  640
                                                                 -------------
ELECTRICAL & ELECTRONICS
   Venture Manufacturing Ltd.                     693,000                2,136
                                                                 -------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   Creative Technology Ltd.                       136,400                1,228
   Natsteel Electronics Ltd.                    3,201,000                7,020
                                                                 -------------
                                                                         8,248
                                                                 -------------
MACHINERY & ENGINEERING
   Singapore Technologies Engineering Ltd.      2,189,000                2,102
                                                                 -------------
TRANSPORTATION -- AIRLINES
   Singapore Airlines Ltd.                        659,000                3,614
                                                                 -------------
                                                                        20,292
                                                                 -------------
--------------------------------------------------------------------------------
SRI LANKA (0.2%)
CHEMICALS
   Lanka Lubricants Ltd.                        1,800,000                1,091
                                                                 -------------
--------------------------------------------------------------------------------
THAILAND (1.9%)
BROADCASTING & PUBLISHING
   BEC World Public Co., Ltd.
     (Foreign)                                  1,629,400                7,745
   Grammy Entertainment Public
     Co., Ltd. (Foreign)                          259,200                  793
                                                                 -------------
                                                                         8,538
                                                                 -------------
--------------------------------------------------------------------------------

                                                                         VALUE
                                                   SHARES                (000)
--------------------------------------------------------------------------------
THAILAND (CONTINUED)
ELECTRICAL & ELECTRONICS
   GSS Array Technology Public
     Co., Ltd. (Foreign)                          466,200        U.S.$     884
                                                                 -------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   Delta Electronics Public Co.,
     Ltd. (Foreign)                                82,500                  476
                                                                 -------------
                                                                         9,898
                                                                 -------------
--------------------------------------------------------------------------------
UNITED KINGDOM (0.2%)
BANKING
   HSBC Holdings plc                               60,600                1,111
                                                                 -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost U.S.$562,116)                                                413,847
                                                                 -------------
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.0%)
--------------------------------------------------------------------------------
INDIA (0.0%)
METALS -- STEEL
   Tata SSL Ltd. - New 14.00%,
     12/6/02 (Cost U.S.$2)                 INR          2                    2
                                                                 -------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (0.7%)
   Australian Dollar                       AUD         60                   35
   Hong Kong Dollar                        HKD        496                   64
   Indian Rupee                            INR     54,844                1,292
   Japanese Yen                            JPY      2,615                   19
   Malaysian Ringgit                       MYR        671                  160
   New Zealand Dollar                      NZD         28                   14
   Pakistani Rupee                         PKR     71,175                1,315
   Singapore Dollar                        SGD      1,303                  773
                                                                 -------------
     (Cost U.S.$3,948)                                                   3,672
                                                                 -------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (82.2%)
   (Cost U.S.$566,066)                                                 417,521
                                                                 -------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (17.8%)
   Other Assets                            U.S.$   94,507
   Liabilities                                     (4,318)              90,189
                                           --------------        -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 68,333,074 issued and
     outstanding U.S.$0.01 par value
     shares (100,000,000 shares authorized)                      U.S.$ 507,710
                                                                 -------------
                                                                 -------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$    7.43
                                                                 -------------
                                                                 -------------
--------------------------------------------------------------------------------

    @  Value is less than U.S.$500.
  (a)  The Fund is advised by an affiliate.
  GDR  Global Depositary Receipt
NOTE:  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created, and offered for investment. The "local" and "foreign" shares' market values may vary.
--------------------------------------------------------------------------------